Exhibit 10.3

January 27, 2003

Dr. Krishnan Nandabalan

Vice President, Alliances

Genaissance Pharmaceuticals, Inc.

5 Science Park

New Haven, CT 06511

Dear Dr. Nandabalan,

Further to our recent discussions regarding the Agreement between Pfizer Inc and Genaissance Pharmaceuticals, Inc. dated August 31, 2001 (“2001 Agreement”); Pfizer Inc (“Pfizer”) and Genaissance Pharmaceuticals, Inc. (“Genaissance”) will amend the 2001 Agreement as follows:

Section 3 is replaced in its entirety with the following text:

Section 3     Term:  The term of this Agreement is three (3) years from August 31, 2001.

All other terms and conditions of the 2001 Agreement shall remain unchanged and in full force.

Please have the appropriate official of Genaissance Pharmaceuticals, Inc. sign both copies of this Agreement and return one original to Kelly P. Longo at the above address.

Sincerely,

/s/ Mark P. DellaPorta
Mark P. DellaPorta
Site Director
Strategic Alliances

Agreed:

Genaissance Pharmaceuticals, Inc.

By:	/s/ Krishnan Nandabalan

Date: February 6, 2003